UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   August 4, 2004

STERION INCORPORATED

(Exact name of Registrant as specified in its charter)

Minnesota	0-18785	41-1391803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13828 Lincoln Street NE Ham Lake, Minnesota	55304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 755-9516

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued August 4, 2004.

ITEM 12.

DISCLOSURE OF RESULTS OF

OPERATIONS AND FINANCIAL CONDITION.

Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Sterion Incorporated hereby furnishes a press release, issued on August 3, 2004, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STERION INCORPORATED

By

/s/  Mark Buckrey

Mark Buckrey

Chief Financial Officer

Dated:  August 4, 2004